UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

THE INVENTURE GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

THE INVENTURE GROUP, INC.

5050 N. 40th STREET, SUITE #300

PHOENIX, ARIZONA 85018

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 19, 2008

Dear shareholder:

The 2008 Annual Meeting of Shareholders (the “Annual Meeting”) of The Inventure Group, Inc., a Delaware corporation (the “Company”), will be held on May 19, 2008, at 3:00 p.m. local time, at The Arizona Biltmore, 2400 East Missouri, Phoenix, Arizona 85016, for the following purposes:

(1)           To elect the Directors of the Company to serve until the 2008 Annual Meeting of Shareholders;

(2)           To approve an amendment to The Inventure Group, Inc. 2005 Equity Incentive Plan (as amended, the “Plan”) to increase the number of shares of Common Stock authorized for issuance under the Plan by 500,000; and

(3)           To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed March 24, 2008 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.  Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed for the Annual Meeting.

Your copy of the 2007 Annual Report of the Company is enclosed.

By Order of the Board of Directors

Eric J. Kufel
Chief Executive Officer

Phoenix, Arizona

April 18, 2008

IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.  HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING.  YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGES OF THE ENCLOSED PROXY STATEMENT.  PROMPT RESPONSE BY OUR SHAREHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION.

THE INVENTURE GROUP, INC.

5050 N. 40th STREET, SUITE #300

PHOENIX, ARIZONA 85018

PROXY STATEMENT FOR ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON MAY 19, 2008

Solicitation of Proxies; Accompanying Documentation

We are delivering these proxy materials to solicit proxies on behalf of the Board of Directors of The Inventure Group, Inc. (which we refer to as the “Company,” “we,” or “us”), for the 2008 Annual Meeting of Shareholders (the “Annual Meeting”), including any adjournment or postponement thereof. The Annual Meeting will be held at 3:00 p.m. local time, at The Arizona Biltmore, 2400 East Missouri, Phoenix, Arizona 85016.

Starting on or about April 18, 2008, we are mailing this proxy statement to shareholders entitled to vote at the Annual Meeting, together with a form of proxy and voting instruction card (“proxy card”) and the Company’s Annual Report for the year ended December 29, 2007 (which includes a copy of the Company’s Form 10-K for such period, including audited financial statements, filed with the Securities and Exchange Commission (the “SEC”)).

Costs of Solicitation

All expenses of the Company in connection with this solicitation will be borne by the Company.  In addition to the solicitation of proxies by use of the mail, officers, Directors and employees of the Company may solicit the return of proxies by personal interview, mail, telephone and/or facsimile.  Such persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses.  The Company will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company’s transfer agent, American Stock Transfer & Trust Co., for their reasonable out-of-pocket expenses in forwarding such material.

Shareholders Entitled to Vote at the Annual Meeting

If you were a registered shareholder at the close of business on the record date, March 24, 2008 (the “Record Date”), you are entitled to receive this notice and to vote at the Annual Meeting.  There were 18,828,415 shares of common stock outstanding on the Record Date.  You will have one vote on each matter properly brought before the Annual Meeting for each share of Company common stock you own.

How to Vote Your Shares

Your vote is important. Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy.  Even if you plan to attend the Annual Meeting, we urge you to vote in advance.  If you own your shares in record name, you may cast your vote by simply marking, dating and signing your proxy card, and then returning it to the Company’s transfer agent, American Stock Transfer & Trust Co., in the postage-paid envelope provided.

Shareholders who hold their shares beneficially in a street name through a nominee (such as a bank or broker) may be able to vote by either the telephone or the Internet, as well as by mail.  You should follow the instructions you receive from your nominee to vote these shares.

How to Revoke Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting by:

•      delivering written notice of revocation to: Secretary, The Inventure Group, Inc., 5050 N. 40th Street, Suite 300, Phoenix, Arizona 85018, at any time before the proxy is voted;

•      executing and delivering a later-dated proxy; or

•      attending the Annual Meeting and voting by ballot.

No notice of revocation or later-dated proxy will be effective, however, until received by the Company at or prior to the Annual Meeting.  Such revocation will not affect a vote on any matter taken prior to the receipt of such revocation.  Your attendance at the Annual Meeting will not by itself revoke your proxy.

Voting at the Annual Meeting

The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to vote in person at the Annual Meeting.  If you hold your shares in a street name, you must obtain a proxy executed in your favor from your nominee (such as a bank or broker) to be able to vote at the Annual Meeting.

Your shares will be voted at the Annual Meeting as directed by the voting instructions on your proxy card if: (1) you are entitled to vote, (2) your proxy was properly executed, (3) we received your proxy prior to the Annual Meeting, and (4) you did not revoke your proxy prior to the Annual Meeting.

The Board’s Recommendations

If you send a properly executed proxy without specific voting instructions, your shares represented by that proxy will be voted as recommended by the Board of Directors:

•      FOR the election of the nominated slate of Directors (see pages 3 and 4).

•      FOR the increase in the number of shares of Common Stock authorized for issuance under the Plan by 500,000 (see pages 16 through 21).

If any other matters properly come before the Annual Meeting, the shares represented by all properly executed proxies will be voted in accordance with the judgment of the persons named on such proxies.

Votes Required to Approve Each Item

The presence at the Annual Meeting (in person or by proxy) of the holders of at least a majority of the shares outstanding on the Record Date is necessary to have a quorum allowing us to conduct business at the Annual Meeting. The following votes are required to approve each item of business at the Annual Meeting:

•      Election of Directors: A plurality of the shares present at the Annual Meeting (in person or by proxy) and entitled to vote is required to approve the election of the Directors. Under plurality voting, nominees for Director who receive the greatest number of favorable votes are elected.

•      Other Items: A majority of the shares present at the Annual Meeting (in person or by proxy) and entitled to vote is required to approve the other proposals and any other items of business that properly come before the Annual Meeting.

Broker “non-votes” occur when a nominee (such as a bank or broker) returns a proxy, but does not have the authority to vote on a particular proposal because it has not received voting instructions from the beneficial owner.  Broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting, but are not counted for purposes of determining the number of shares entitled to vote with respect to any proposal for which the broker lacks discretionary authority.  Accordingly, broker non-votes will have no effect on the outcome of the vote for the election of Directors or any other proposed matter.  Shareholders of record who are present in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meetings, are considered shareholders who are present and entitled to vote and are counted toward the quorum.  A properly executed proxy marked “ABSTAIN” with respect to any matter will not be voted.  Accordingly, abstentions will have no effect on the outcome of the election of Directors, and will have the same effect as a vote “AGAINST” any other proposed matter.

Annual Meeting Admission

You may attend the Annual Meeting if you are a registered shareholder, a proxy for a registered shareholder, or a beneficial owner of Company common stock with evidence of ownership.

Voting Results

We will include the results of the Annual Meeting in the Company’s next quarterly report filed with the SEC.

* * * * *

PROPOSAL 1 — ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

The Bylaws of the Company, as amended, provide that the number of Directors constituting the Board of Directors shall be determined by resolution of the Board of Directors at any meeting or by the shareholders at the Annual Meeting. The Board of Directors of the Company has set the number of Directors comprising the Board of Directors at six (6).

The Board of Directors has nominated six (6) persons for election as Directors of the Company at the Annual Meeting, each to serve until the 2009 Annual Meeting of Shareholders of the Company or until his successor shall have been duly elected and qualified.  All of the nominees are incumbent Directors standing for reelection.  All of the nominees have been unanimously approved by the independent Directors.  Each nominee has consented to be named in this Proxy Statement and to serve if elected.  If, prior to the meeting, any nominee should become unavailable to serve for any reason, the shares represented by all properly executed proxies will be voted for such alternate individual as shall be designated by the Board of Directors, unless the Board of Directors shall determine to reduce the number of Directors pursuant to the Bylaws of the Company.

Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting, is required for the election of Directors.  Shares will be voted for the nominees in accordance with the specifications marked on the proxies applicable thereto, and if no specification is made, will be voted “FOR” the election of the nominees.

The table below sets forth the names and ages of the nominees for Director and, where applicable, the year each first became a Director of the Company.

Name	Age	Year First Became a Director of the Company
Larry Polhill	56	2004
Ashton D. Asensio	63	2006
Mark S. Howells	54	1995
Eric J. Kufel	41	1997
Itzhak Reichman	51	2007
Bryce Edmonson	53	2006

Set forth below for each person nominated to be a Director is a description of all positions held by such person with the Company and the principal occupations of such person during at least the last five years.

Larry R. Polhill.  Mr. Polhill has served as a Director of the Company since July 2004 and was appointed Chairman of the Board of Directors on February 14, 2006.  Mr. Polhill is President, CEO and Chairman of the Board of Directors of American Pacific Financial Corp. (“APFC”), a San Bernardino, California-based asset management firm with approximately $100 million in assets under management.  Mr. Polhill is also Manager of Capital Foods, LLC, a private investment company and a shareholder of the Company.  Mr. Polhill has an extensive background in corporate finance and mergers and acquisitions.  During his over 25 years of business experience at APFC, he has been involved as an officer, director or financier of a wide diversity of businesses, including companies in the consumer, retail, and food industries.

Ashton D. Asensio.  Mr. Asensio has served as a Director of the Company since February 2006 and was appointed Chairman of the Audit Committee on July 26, 2006.  Mr. Asensio has served as a financial and operations consultant since 2003.  From 2001 to 2003, Mr. Asensio was General Manager and Chief Financial Officer of Apex Security Group, LLC, managing day-to-day operations.  During his career, Mr. Asensio has served several companies as Chief Financial Officer and was an audit manager for KPMG.  Mr. Asensio received his Bachelor of Science degree in accounting from Florida Atlantic University and received his Master of Accounting degree from Florida State University.

Mark S. Howells.  Mr. Howells has served as a Director of the Company since March 1995 and as Chairman of the Compensation Committee since May 2003.  From March 1995 to August 2004, Mr. Howells served as Chairman of the Board of Directors of the Company.  Since May 2000, Mr. Howells has devoted a majority of his time to serving as the President and Chairman of M.S. Howells & Co., a registered securities broker-dealer.  From 1987 to May 2000, Mr. Howells served as the President and Chairman of Arizona Securities Group, Inc., a registered securities broker-dealer.  For the period from March 1995 to August 1995, Mr. Howells also served as President and Chief Executive Officer of the Company.

Eric J. Kufel.  Mr. Kufel has served as Chief Executive Officer and Director of the Company since February 14, 2006, after serving as Interim Chief Executive Officer since December 19, 2005.  Mr. Kufel served as Chairman of the Board of Directors from August 2004 until February 13, 2006.  He was Chief Executive Officer of Cashflow Technologies, Inc. from August 2004 until August 2005, and served as President, Chief Executive Officer and a Director of the Company from February 1997 until August 2004.  From 1993 to 1997, Mr. Kufel held various brand management positions with The Dial Corporation, The Coca Cola Company and The Kellogg Company.  Mr. Kufel also has a master’s degree from the Thunderbird School of International Management.

Itzhak Reichman.  Mr. Reichman has served as a Director of the Company since October 2007.  Since 2004, Mr. Reichman has been the Chairman and CEO of Desert Glory, North America’s leading grower of flavorful tomatoes with greenhouse operations in Mexico and distribution operations throughout the United States.  Prior to that role, Mr. Reichman worked with the Borden organization while it was owned by Kohlberg, Kravis and Roberts, fulfilling various strategic and merger and acquisition leadership positions at the holding company, as well as operating roles at Borden Foods. He also served as a member of Wise Foods’ Board of Directors.  Mr. Reichman received a bachelor’s degree in civil engineering from the Israeli Institute of Technology and a master’s degree in business management from M.I.T.

Macon Bryce Edmonson.  Mr. Edmonson has served as a Director of the Company since July 2006.  Mr. Edmonson has served as a Senior Vice President in charge of the North American business of Del Monte Fresh Produce Company from 1995 to 2005 and, since mid-2005, has been a consultant for the food industry helping companies realign their strategies and position themselves for growth in the North American market.  Mr. Edmonson received Bachelor and Master of Science degrees in Entomology from the University of Florida, and an MBA in marketing from the University of Miami.

* * * * *

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” ALL NOMINEES FOR DIRECTOR.

* * * * *

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director and nominee for director, (iii) each executive officer listed in the Summary Compensation Table set forth in “Executive Compensation” below, and (iv) all directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock (1)		Percent of Shares of Common Stock Beneficially Owned (2)
Larry Polhill	2,086,848	(3)(4)	11.1
225 W. Hospitality Lane, Suite 201, San Bernardino, CA 92408
Ashton D. Asensio	5,000	(3)	—
79812 Danielle Ct., La Quinta, CA 92253
Macon Bryce Edmonson	12,500	(3)	—
1254 Andalusia Avenue, Coral Gables, FL 33134
Mark S. Howells	383,869	(3)(5)	2.0
20555 N. Pima Road, Suite #100, Scottsdale, AZ 85255
Itzhak Reichman	—	(3)	—
15315 Capital Port, San Antonio, TX 78249
Eric J. Kufel	458,333	(3)	2.4
330 W. Lawrence Road, Phoenix, AZ 85013
Terry McDaniel	153,332	(3)	0.9
8638 E. Villa Drive, Scottsdale, AZ 85262
Steve Weinberger	54,999	(3)	—
10451 N. 109th Way, Scottsdale, AZ 85259
Capital Foods, LLC	4,133,695	(4)	22.0
7380 S. Eastern Ave., Suite 150, Las Vegas, NV 89123
Bradley J. Crandall	2,066,848	(6)	11.0
225 W. Hospitality Lane, Suite 201, San Bernardino, CA 92408
Dakota Farms, LLC	2,066,848	(6)	11.0
7380 S. Eastern Ave., Suite 150, Las Vegas, NV 89123
Stillwater Capital, LLC	2,066,848	(6)	11.0
7380 S. Eastern Ave., Suite 150, Las Vegas, NV 89123
BC Advisors, LLC	2,766,597	(7)	14.7
300 Crescent Court, Suite 1111, Dallas, TX 75201
SRB Management, L.P.	2,766,597	(7)	14.7
300 Crescent Court, Suite 1111, Dallas, TX 75201
Steven R. Becker	2,766,597	(7)	14.7
300 Crescent Court, Suite 1111, Dallas, TX 75201
Heartland Advisors, Inc.	2,710,804	(8)	14.4
789 N. Water Street, Milwaukee, WI 53202
William J. Nasgovitz	2,710,804	(8)	14.4
789 N. Water Street, Milwaukee, WI 53202
All officers and directors above as a group (10 persons)	3,143,371	(9)	16.7

(1)   Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2)   Shares that an individual or group has a right to acquire within 60 days of the Record Date pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person shown in the table. On the Record Date, the date as of which these percentages are calculated, there were 18,828,415 shares of Common Stock issued and outstanding pursuant to Rule 13d-3(d)(1) of the Exchange Act of 1934, as amended.

(3)   Includes shares issuable to the indicated person upon the exercise of stock options that are exercisable within 60 days of the Record Date as follows: Mr. Polhill – 20,000; Mr. Howells – 20,000; Mr. Edmonson – 12,500; Mr. Asensio – 5,000; Mr. Kufel – 243,333; Mr. McDaniel – 133,332 and Mr. Weinberger 49,999.  Excludes shares issuable to the indicated person upon the exercise of stock options that have not yet vested and are not exercisable within 60 days of the Record Date as follows: Mr. Polhill – 5,000; Mr. Asensio – 5,000; Mr. Edmonson – 5,000; Mr. Howells – 5,000; Mr. Reichman – 5,000; Mr. Kufel – 266,667; Mr. McDaniel – 166,668 and Mr. Weinberger – 100,001.

(4)   According to Schedule 13G filed by the holder with the SEC on February 13, 2008, disclosing shared voting and dispositive power with respect to 2,066,848 shares for Mr. Polhill and 4,133,695 shares for Capital Foods, LLC.  Capital Foods is 50% owned by Mr. Polhill.  All of the shares beneficially owned by Mr. Polhill are registered in the name of Capital Foods.  Consequently, the shares beneficially owned by Mr. Polhill represent a portion of the shares beneficially owned by, and disclosed in the above table with respect to, Capital Foods.  Mr. Polhill has pledged 852,795 of the shares he holds.

(5)   Includes indirect ownership of 15,000 shares owned by the M.S. Howells Foundation, of which Mr. Howells is the controlling person, and 10,000 shares owned by Audesi Partners, LP, of which Mr. Howells is the General Partner.  Mr. Howells has pledged 340,000 of the shares he holds.

(6)   According to Schedule 13G filed by the holder with the SEC on February 12, 2007, disclosing shared voting and dispositive power with respect to 2,066,848 shares. All of the shares beneficially owned by Mr. Crandall, by Dakota Farms, LLC and by Stillwater Capital, LLC are registered in the name of Capital Foods, LLC (see (4) above). Consequently, the shares beneficially owned by these parties represent a portion of the shares beneficially owned by, and disclosed in the above table with respect to, Capital Foods

(7)   According to Form SC 13G filed by the holder with the SEC on February 13, 2008, disclosing shared voting and dispositive power with respect to 2,766,597 shares.  All of the shares beneficially owned by BC Advisors, LLC, a Texas limited liability company (“BCA”), are for the account of (1) SRB Greenway Capital, L.P., a Texas limited partnership (“SRBGC”), (2) SRB Greenway Capital (Q.P.), L.P., a Texas limited partnership (“SRBQP”) and (3) SRB Greenway Offshore Operating Fund, L.P., a Cayman Islands limited partnership (“SRB Offshore”).  BCA is the general partner of SRB Management, L.P., a Texas limited partnership (“SRB Management”), which is the general partner of SRBGC, SRBQP and SRB Offshore.  Steven R. Becker is the sole principal of BCA.

(8)   According to Schedule 13G filed by the holder with the SEC on February 8, 2008, disclosing shared voting and dispositive power with respect to 2,710,804 shares. The shares beneficially owned by Mr. Nasgovitz represent a portion of the shares beneficially owned by, and disclosed in the above table with respect to, Heartland Advisors, Inc.

(9)   Includes 209,999 shares issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date (15,000 of which were granted outside of the Company’s stock option plan).  Excludes 1,017,501 shares issuable upon the exercise of stock options that have not yet vested and are not exercisable within 60 days of the Record Date.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors conducts its business through meetings of the Board of Directors and through its standing committees. The Board of Directors has determined that Ashton D. Asensio, Mark S. Howells, Itzhak Reichman and Macon Bryce Edmonson are independent, within the meaning of currently applicable rules of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and the Nasdaq listing standards.

During the fiscal year ended December 29, 2007, the Board of Directors met six  times, two of which were  telephonic meetings, and took actions on three other occasions by unanimous written consent.  During such period, there were four meetings of the Audit Committee and two meetings of the Compensation Committee.  During the fiscal year ended December 29, 2007, each Director attended at least 75% of the Board of Directors meetings and meetings of any committees on which he served, except for Mr. Reichman, who attended all meetings following his appointment in October 2007. It is the Company’s policy to encourage the Directors standing for election at the Annual Meeting to attend the Annual Meeting.  All Directors standing for election at the 2007 Annual Shareholders’ Meeting attended the 2007 Annual Shareholders’ Meeting.

Non-management Directors generally meet in executive session at each regularly scheduled Board meeting without any members of management being present. In lieu of a regularly presiding Director, these sessions are presided over by the Chairman of the Board. It is contemplated that at least twice each year, in conjunction with regularly scheduled Board meetings, the Board will hold an executive session at which only those Directors who are “independent” within the meaning of currently applicable rules of the Exchange Act and the Nasdaq listing standards are present.

As of the date of this Proxy Statement, two committees have been established, an Audit Committee and a Compensation Committee. The Board of Directors does not currently utilize a formal Nominating Committee or committee performing similar functions and therefore does not have a Nominating Committee charter. Instead, a majority of independent Directors identifies and recommends persons to be nominees for positions on the Board of Directors at each Annual Shareholders’ Meeting and to fill vacancies on the Board between annual meetings. Board candidates, including Directors up for reelection, are considered based upon various criteria, such as broad-based business and professional skills and experiences, understanding of the Company’s business and markets, concern for long-term interests of the shareholders, personal integrity, freedom from conflicts of interest, sound business judgment, and time available to devote to board activities. The Board of Directors has not established any specific minimum qualification standards for nominees to the Board, although from time to time the Board may identify certain skills or attributes as being particularly desirable to help meet specific Board needs that have arisen.  In identifying potential candidates, the independent Directors may rely on suggestions and recommendations from the Board, management and others, and may also retain search firms for assistance.  Current Directors whose terms are expiring and their past performance on the Board and its committees will be considered first using the criteria set forth above. The Board of Directors believes that this process is as effective in nominating qualified Director candidates as a more formal process instituted by a separate committee under a separate charter would be.  Because it also believes that its independent Directors are in the best position to locate qualified candidates, the Board of Directors does not currently have a policy with regard to the consideration of any Director candidates recommended by shareholders.

Audit Committee

The Audit Committee has the responsibility to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements, the qualification and independence of the Company’s independent auditors, and the performance of the independent auditors. Management has primary responsibility for the Company’s financial statements, reporting process and internal controls, and the Company’s independent auditors are responsible for auditing the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing an opinion as to whether the Company’s financial statements are, in all material respects, presented fairly in conformity with such principles. The Committee oversees the Company’s financial reporting process, hires and sets the compensation of the Company’s independent auditors, pre-approves all audit and non-audit engagements of the Company’s independent auditors and related party transactions, reviews reports from the Company’s independent auditors and the Company’s financial statements, monitors and informs the Board of the Company’s accounting policies and internal controls, reviews the scope of the audit, and monitors the quality and objectivity of the Company’s financial statements and the independence of the Company’s independent auditors. In addition, pursuant to its Charter, the Committee performs an annual evaluation of the adequacy of the Audit Committee’s Charter.  A copy of the Audit Committee Charter is available on our website, www.inventuregroup.net by choosing the “Investors” and then “Governance Documents” links.  The Audit Committee is currently comprised of three members of the Board of Directors, Messrs. Asensio, Edmonson and Howells. The Chairman of the Audit Committee is Mr. Asensio. The Audit Committee was established on October 22, 1996.  The report of the Audit Committee with respect to the 2007 fiscal year is set forth under the heading “Report of the Audit Committee” below.

Compensation Committee

The Company’s Compensation Committee is currently comprised of two members of the Board of Directors, Messrs. Howells and Edmonson.  The Chairman of the Compensation Committee is Mr. Howells. The Board has determined that each of the Committee members is an outside Director within the meaning of the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended, a non-employee Director under Rule 16b-3 under the Exchange Act, and “independent” within the meaning of currently applicable rules of the Exchange Act and Nasdaq listing standards. None of the members of the Compensation Committee are former officers or employees of the Company, except for Mr. Howells who resigned as President and Chief Executive Officer in August 1995.  The Compensation Committee evaluates the performance and reviews and approves the compensation of executive officers, including the chief executive officer, of the Company.  The Compensation Committee was established on June 12, 1997.  A copy of the Compensation Committee Charter is available on our website, www.inventuregroup.net by choosing the “Investors” and then “Governance Documents” links.

Shareholder Communications with Directors

Shareholders who wish to communicate with the Board of Directors, the non-management Directors or an individual Director may do so by sending a letter to the Secretary of the Company at 5050 N. 40th Street, Suite 300, Phoenix, Arizona 85018. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication.”  The Secretary has been authorized to screen commercial solicitations and materials which pose security risks, are unrelated to the business or governance of the Company, or are otherwise inappropriate.  All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all or individual members of the Board. The Secretary will make copies of all such letters and circulate them to the appropriate Director or Directors.

REPORT OF THE AUDIT COMMITTEE

The Company’s Audit Committee consists of three directors, each of whom the Board of Directors has determined to be “independent” within the meaning of currently applicable rules of the Exchange Act and Nasdaq listing standards for audit committee members and to comply with the financial knowledge requirements of Nasdaq listing standards.  In addition, the Board of Directors has determined that Ashton D. Asensio is an Audit Committee “financial expert” within the meaning of currently applicable rules of the Exchange Act and complies with the professional experience requirements of the Nasdaq listing standards.  The Audit Committee operates under a written charter adopted by the Board of Directors, which is available on the Company’s website at www.inventuregroup.net by choosing the “Investors” and then “Governance Documents” links.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 29, 2007 with management of the Company and with Deloitte & Touche LLP, the Company’s independent registered public accounting firm.  The Audit Committee has also discussed with Deloitte & Touche LLP the matters required by Statement on Auditing Standards No. 141, “The Auditor’s Communication With Those Charged With Governance.”  The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and has discussed with Deloitte & Touche LLP its independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 29, 2007 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors,

Ashton D. Asensio

Mark S. Howells

Macon Bryce Edmonson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mark S. Howells, the current Chairman of the Compensation Committee, was formerly Chairman of the Board from March 1995 to August 2004, and President and Chief Executive Officer of the Company from March 1995 to August 1995.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed executive officer compensation directly with management, and, based on such review and discussions, believes such compensation as disclosed herein for the fiscal year ended December 29, 2007 is accurate in all material respects.

Submitted by the Compensation Committee of the Board of Directors.

Mark S. Howells

Macon Bryce Edmonson

DIRECTOR COMPENSATION

Only non-employee Directors are compensated for their services as Directors.  The Company’s 2007 compensation package for non-employee Directors was comprised of cash (annual retainers and committee meeting fees) and stock option grants. The annual pay package is designed to attract and retain highly-qualified, independent professionals to represent our shareholders and positioned to approximate the median of our peer group.

2007 compensation for non-employee Directors consisted of the following:

•      Retainers – Each independent Director is paid an annual retainer of $4,000. Additionally, the Chairman of the Board of Directors receives an annual retainer of $15,000; the Chairman of the Audit Committee receives an annual retainer of $15,000; and the Chairman of the Compensation Committee receives an annual retainer of $3,000.  The annual cash retainers are paid in quarterly installments.

•      Meeting Fees – During 2007, for each quarterly Board meeting, attendees were compensated $2,500, or $500 if they participated telephonically.  For Audit Committee meetings attendees were compensated $2,000, or $500 if they participated telephonically.  For Compensation Committee meetings attendees were compensated $1,000, or $500 if they participated telephonically.

•      Stock Options – Stock option grants (1) are made each year after each Annual Meeting of Shareholders upon the Directors’ election to the Board, (2) are exercisable on the date of the next Annual Meeting of Shareholders, (3) have a five-year term and (4) are granted with exercise prices equal to the closing price at the end of the day of the Annual Meeting of Shareholders.  In May 2007, the Company granted options to purchase 5,000 shares of Common Stock to each person who was elected to the Board of Directors at the 2007 Annual Meeting of Shareholders (other than Mr. Kufel). Such options have an exercise price of $3.12 per share, are exercisable on May 22, 2008 and have a term of five years. Additionally, following his appointment as a Director on October 3, 2007, Mr. Reichman was granted option to purchase 5,000 shares of Common Stock at an exercise price of $2.31 per share.  The Company plans to continue to grant stock options in the amount of 5,000 options per year to each continuing non-employee Director and 5,000 options to each newly appointed Director.

•      Business Expenses – Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors and for other expenses incurred in their capacity as Directors.

•      Director and Officer Liability Insurance – Director and officer liability insurance individually insures our Directors and officers against certain losses that they are legally required to pay as a result of their actions while performing duties on our behalf.  Our D&O insurance policy does not break out the premium for Directors versus officers and, therefore, a dollar amount cannot be assigned for individual Directors.

The following table sets for the compensation paid to each Director for the 2006 fiscal year.

NON-EMPLOYEE DIRECTORS’ COMPENSATION TABLE

Name	Fees Earned or Paid in Cash (1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total
Ashton D. Asensio	$40,500	—	$884	—	—	—	$41,384
Macon Bryce Edmonson	$25,500	—	$5,080	—	—	—	$30,580
Mark S. Howells	$28,500	—	$884	—	—	—	$29,384
Itzhak Reichman (3)	$3,500	—	$275	—	—	—	$3,775
Larry Polhill	$28,000	—	$884	—	—	—	$28,884

(1)  The aggregate dollar amount of all fees earned or paid in cash for services as a Director.

(2)  Represents the value of options granted during the year to purchase shares of common stock.  Generally, options have a five-year term and become exercisable at the date of the next Annual Meeting of Shareholders held in May of every year with the exceptions of options granted to Directors who joined the Board during the year.  The value noted here reflects the compensation expense recognized by the Company during 2007 under SFAS No. 123(R).  Refer to Note 1 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 29, 2007, for a discussion of the relevant assumptions used in calculating the recognized compensation expense and grant-date fair value pursuant to SFAS No. 123(R).  The recognized compensation expense and grant-date fair value of the stock option awards for financial reporting purposes will likely vary from the actual amount ultimately realized by the Director based on a number of factors.  These factors include stock price fluctuations, differences from the valuation assumptions used and the timing of exercise.

(3)  Mr. Reichman was appointed to the Board of Directors on October 3, 2007 and, as such, earned fewer fees than the other Directors due to his shorter tenure during 2007.

EXECUTIVE OFFICER COMPENSATION

The Compensation Committee of the Board of Directors reviews and recommends to the Board of Directors for approval the compensation packages for all executive officers of the Company, including the executive officers named in the Summary Compensation Table below (the “Named Executive Officers”).   The following table sets forth certain compensation information for the fiscal years ended December 29, 2007 and December 30, 2006 concerning our Chief Executive Officer who is our principal executive officer, and the Chief Operating Officer and the Chief Financial Officer, who are the two most highly compensated executive officers aside from the Chief Executive Officer.  We refer to these individuals collectively as the “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($ )	Bonus ($ )(11)	Stock Awards ($)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation ($ )		Total ($)
Eric J. Kufel, Chief Executive Officer and Director (from 2/14/06) (1)	2006	401,454	50,000	—	30,312	—	—	19,162	(5)	500,928

	2007	413,992	—	—	48,940	—	—	23,586	(8)	486,518

Terry McDaniel, Chief Operating Officer (from 4/17/06) (2)	2006	218,750	25,000	—	15,156	—	—	53,962	(6)	312,868

	2007	339,062	—	—	32,625	—	506	29,376	(9)	401,569

Steve Weinberger, Chief Financial Officer (from 8/8/06) (3)	2006	83,154	10,000	—	3,750	—	—	47,106	(7)	144,010

	2007	234,159	10,000	—	16,314	—	—	30,523	(10)	290,996

(1)      Mr. Kufel has served as Chief Executive Officer since February 2006.  From December 19, 2005 until February 13, 2006, he served as Interim Chief Executive Officer. He served as President and Chief Executive Officer from February 1997 to August 2004, as a Director since February 1997 and as Chairman of the Board from August 2004 until February 13, 2006.

(2)      Mr. McDaniel has served as Chief Operating Officer since April 2006.

(3)      Mr. Weinberger has served as Chief Financial Officer since August 2006.

(4)      Represents the value of options granted during the relevant year to purchase shares of common stock.  Refer to Note 1 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 29, 2007, for a discussion of the relevant assumptions used in calculating the recognized compensation expense and grant-date fair value pursuant to SFAS No. 123(R).

(5)      Represents director fees of $4,500 paid to Mr. Kufel in his capacity as Chairman of the Board before he became Chief Executive Officer, an automobile allowance of $11,539 and $3,123 of disability insurance paid on behalf of Mr. Kufel.

(6)      Represents a taxable relocation payment of $41,324, an automobile allowance of $6,865, 401(k) Company matching payment of $1,251 and $4,522 of disability insurance paid on behalf of Mr. McDaniel by the Company.

(7)      Represents a taxable relocation payment of $43,500, an automobile allowance of $3,531 and a 401(k) Company matching payment of $75.

(8)      Represents an automobile allowance of $12,000, $7,267 of health insurance benefits, $341 of life insurance benefits and $3,978 of disability insurance benefits paid on behalf of Mr. Kufel.

(9)      Represents an automobile allowance of $10,200, NQDC Company matching payments of $4,706, $8,035 of health insurance benefits, $341 of life insurance benefits and $6,093 of disability insurance benefits paid on behalf of Mr. McDaniel.

(10)    Represents an automobile allowance of $10,200, NQDC Company matching payments of $1,983, $8,035 of health insurance benefits, $341 of life insurance benefits and $9,109 of disability insurance benefits paid on behalf of Mr. Weinberger.

(11)    Included in this column, Mr. Kufel, Mr. McDaniel and Mr. Weinberger received $50,000, $25,000 and $10,000 bonuses, respectively, paid in February 2007, as a result of attaining approved 2006 performance targets.

The following table sets forth certain information concerning outstanding option awards to the named executive officers as at December 29, 2007:

Outstanding Equity Awards

at Fiscal Year-End

	Option Awards (1)
Name	Number of Securities Underlying Unexercised Options - Exercisable	Number of Securities Underlying Unexercised Options- Unexercisable	Equity incentive plan awards; Number of securities underlying unexercised, unearned options	Option Exercise Price ($)	Option Expiration Date
Eric Kufel	5,000	—	—	$2.50	7/8/09
	5,000	—	—	$5.00	8/4/10
	66,666	133,334	—	$2.81	4/17/11
	—	300,000	—	$2.69	2/23/12

Terry McDaniel	33,333	66,667	—	$2.81	4/17/11
	—	200,000	—	$2.69	2/23/12

Steve Weinberger	16,666	33,334	—	$2.31	8/8/11
	—	100,000	—	$2.69	2/23/12

(1)  There were no outstanding stock awards for the named executive officers as of December 29, 2007, explaining why only option awards are presented.

Equity Incentive Plan Approved by Shareholders

As of December 29, 2007, the only compensation plan of the Company approved by the shareholders is The Inventure Group, Inc. 2005 Equity Incentive Plan (as amended, the “Plan”), pursuant to which 3,500,000 shares of Common Stock have been authorized for issuance.  All of the options listed in the table above were granted pursuant to the Plan.  They vest in equal installments over a three-year period.

Equity Compensation Plans not Approved by Shareholders

The Company has granted non-qualified stock options which do not fall under the Prior Plan or the Plan approved by the Company’s shareholders (“Non-Plan Options”).  Plan “A” consists of Non-Plan Options granted from August 1, 1995 to October 22, 1996 to two grantees to purchase an aggregate of 20,000 shares of Common Stock, with an average exercise price of $3.50 per share, immediate vesting and that expire ten years from the date of grant, including options to purchase 10,000 shares granted to Mr. Howells with an exercise price of $3.50.  There are no outstanding options under Plan “A” at December 29, 2007.  Plan “B” consists of Non-Plan Options granted from August 27, 2001 to November 5, 2001 to two grantees to purchase an aggregate of 50,000 shares of Common Stock, with an average exercise price of $3.02 per share, three-year vesting and that expire five years from the date of grant.  There are no outstanding options under Plan “B” at December 29, 2007.  Plan “C” consists of Non-Plan Options granted June 11, 2003 to seven grantees to purchase an aggregate of 72,500 shares of Common Stock, with an exercise price of $3.60 per share, three-year vesting and that expire five years from the date of the grant.  As of March 24, 2008, Plan “C” Non-Plan options to purchase a total of 45,000 shares of Common Stock were outstanding, with an exercise price of $3.60 per share.

The following table sets forth information as of December 29, 2007 with respect to compensation plans under which shares of Common Stock of the Company are authorized for issuance:

Securities Authorized for Issuance Under Equity Compensation Plans

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Shareholders	1,642,500	$2.73	84,365

Equity Compensation Plans not Approved by Shareholders (1)	45,000	$3.60	—

Total	1,687,500	$2.75	84,365

(1) Consists of the three plans described immediately above under “Equity Compensation Plans Not Approved by Shareholders.”

Retirement Benefits

The Company does not have a pension plan.

Non-Qualified Deferred Compensation

On January 18, 2007, the Compensation Committee of our Board of Directors adopted the Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”), effective January 1, 2007.

The Deferred Compensation Plan is a nonqualified deferred compensation plan that allows certain individuals designated by the Company from a select group of management or highly compensated service providers to defer a portion of their salary and bonus under the Deferred Compensation Plan (“Compensation Deferrals”).  Compensation Deferrals under the Plan represent obligations of the Company to pay participants certain compensation amounts that the participants have elected to defer.  The Deferred Compensation Plan is intended to provide participants with the ability to defer income that would otherwise be payable to them for tax planning purposes.  The Compensation Deferrals are payable in cash and generally will be paid in either a lump sum or in annual installments over a certain term upon retirement or in a lump sum upon death or other termination of service, according to the Deferred Compensation Plan.

Subject to the terms and conditions of the Deferred Compensation Plan, each participant may specify one or more investment funds or benchmarks made available by the Plan Administrator in which their deferrals shall be deemed to be invested, and each participant’s deferral account will be adjusted periodically in accordance with the procedures adopted by the Plan Administrator to reflect such deemed investments.  A participant’s deferral account will be 100% vested at all times.

The obligation to pay the vested balance of each Deferred Compensation Plan participant’s account shall at all times be an unfunded and unsecured obligation of the Company.  Benefits are payable solely from the Company’s general funds and are subject to the risk of corporate insolvency.  Participants will not have any interest in any particular assets of the Company by reason of any obligation created under the Deferred Compensation Plan.  A participant’s right to Compensation Deferrals cannot be transferred, assigned, pledged or encumbered.

Potential Payments Upon Termination or Change in Control

Our executive officers are eligible to receive certain benefits in the event their employment is terminated (1) by the Company without cause, (2) upon their retirement, disability or death or (3) in certain circumstances following a change in control.  The amount of benefits will vary based on the reason for the termination.

The following sections present calculations as of December 29, 2007 of the estimated benefits our executive officers would receive in each of these situations. Although the calculations are intended to provide reasonable estimates of the potential benefits, they are based on numerous assumptions and may not represent the actual amount an executive would receive if an eligible termination event were to occur.

In addition to the amounts disclosed in the following sections, each executive officer would retain the amounts which he has earned or accrued over the course of his employment prior to the termination event, such as the executive’s balances under our Deferred Compensation Plan, our 401(k) plan and previously vested stock options.

Severance Benefits

If the employment of an executive is terminated without cause, then he or she will be entitled to receive benefits under their employment agreements.  Benefits are not available if an executive is terminated for cause.  Messrs. Kufel, McDaniel and Weinberger have severance benefits in their respective employment agreements.  The following table sets forth the benefits payable to our Named Executive Officers as severance.

Name	Salary ($)	Bonus (1)	Options ($)	Restricted Stock($)	Health Benefits ($)	Auto Allowance ($)	Outplacement ($)	Total ($)
Eric Kufel (2)	207,375	—	—	—	—	6,000	10,000	223,375
Terry McDaniel	170,625	—	—	—	—	5,100	9,000	184,725
Steve Weinberger	117,300	—	—	—	—	5,100	9,000	131,400

(1)    Each Named Executive Officer would be entitled to any applicable prorated bonus.  Because bonuses are performance based, we are unable to reasonably estimate these amounts.

(2)    If Mr. Kufel is terminated without cause, he will then receive  his then current monthly base salary and his monthly auto allowance for the six-month period following the date of termination, paid on the Company’s regular paydays throughout that six-month period.  For purposes of this table, we have assumed that Mr. Kufel was terminated on March 20, 2008.

Payments Triggered Upon a Change in Control

The following table sets forth the value of the payments to which each Named Executive Officer would be entitled as of December 29, 2007 in the event of a change in control of the Company.

Name	Salary ($)	Bonus (1)	Auto Allowance ($)	Stock Options ($)	Restricted Stock ($)	Outplacement($)	Total ($)
Eric Kufel	829,500	—	12,000	—		10,000	851,500
Terry McDaniel	341,250	—	—	—	—	9,000	350,250
Steve Weinberger	234,600	—	—	—	—	9,000	243,600

(1)    Each Named Executive Officer would be entitled to any applicable prorated bonus.  Because bonuses are performance based, we are unable to reasonably estimate these amounts.

Employment Agreements

Eric Kufel

The Company entered into an executive employment agreement with Mr. Kufel dated as of February 14, 2006, employing him as Chief Executive Officer.  This employment agreement superseded Mr. Kufel’s prior employment agreement with the Company dated as of December 14, 2005, which was entered into when Mr. Kufel was appointed as the Company’s Interim Chief Executive Officer.  Pursuant to the terms of his employment agreement, Mr. Kufel is an “at will” employee and will receive an annual base salary of $414,750 and, to the extent eligible there under, will be included in the Company’s plans that provide benefits to executive employees, including, medical, dental, vision, disability, life insurance, 401(k) plan, sick days, vacation and holidays.  Mr. Kufel is also eligible to participate in all non-qualified deferred compensation and similar compensation, bonus and stock plans offered, sponsored or established by the Company on substantially the same or a more favorable basis as any other employee of the Company.  Mr. Kufel may be eligible for bonuses as determined by the Compensation Committee.

Mr. Kufel’s employment agreement may be terminated by the Company upon written notice, and Mr. Kufel may terminate the employment agreement by submitting his written resignation to the Company, such resignation to become effective on the date the Company accepts it or one month following its submission. Provided that Mr. Kufel continues to comply with his obligations under his employment agreement, including his agreement not to compete with the Company’s business for twelve months following termination, his employment agreement generally provides the following: (a) a severance allowance if he is terminated by the Company without cause that consists of a continuation of salary and car allowance for a period of six months; up to $10,000 for outplacement services; and a pro rata portion of any amounts payable under any bonus plan or (b) a change of control payment if there occurs both a change of control (as defined in his employment agreement) of the Company and good reason (termination of Mr. Kufel by the Company without cause and other reasons set forth in his employment agreement) that consists of a lump sum payment equal to 200% of base salary, twelve months of car allowance, up to $10,000 for outplacement services and a pro rata portion of any amounts payable under any bonus plan.

Terry McDaniel

The Company entered into an executive employment agreement with Mr. McDaniel on April 17, 2006, employing him as Chief Operating Officer.  Pursuant to the terms of this agreement, Mr. McDaniel is an “at will” employee.  Under the terms of his employment agreement, Mr. McDaniel will receive an annual base salary of $341,250, a $60,000 relocation allowance, eligibility for bonus as determined by the Board of Directors (or its Compensation Committee) in its discretion, an auto allowance of $850 per month, and, to the extent eligible there under, will be included in the Company’s plans that provide benefits to executive employees, including, medical, dental, vision, disability, life insurance, 401(k) plan, sick days, vacation and holidays.  Mr. McDaniel will also be eligible to participate in all non-qualified deferred compensation and similar compensation, bonus and stock plans offered, sponsored or established by the Company on substantially the same or a more favorable basis as any other employee of the Company.

In the event that Mr. McDaniel’s employment is terminated by the Company for cause or Mr. McDaniel resigns, Mr. McDaniel will be entitled to receive his then current base salary through the date his employment is terminated, but no other compensation of any kind.  In the event Mr. McDaniel’s employment is terminated by the Company without cause, he will be entitled to receive as severance his then current base salary and monthly car allowance for the six-month period following his termination and up to $9,000 for outplacement services.  In the event of a Change in Control (as defined in his employment agreement), if Mr. McDaniel’s employment is terminated by his resignation within twelve months following such Change in Control, he shall be entitled to receive the outplacement services described above, and if his employment is terminated for “good reason” as defined in his employment agreement, within specified time periods before or after a Change in Control, he shall be entitled to receive a lump sum amount equal to his then current annual base salary.

Mr. McDaniel’s employment agreement includes non-competition and non-solicitation provisions which will end one year after Mr. McDaniel’s employment ends and confidentiality provisions that continue indefinitely.

Steve Weinberger

The Company entered into an executive employment agreement with Mr. Weinberger on July 27, 2006, employing him as Chief Financial Officer.  Pursuant to the terms of this agreement, Mr. Weinberger is an “at will” employee.  Under the terms of his employment agreement, Mr. Weinberger will receive an annual base salary of $234,600, a $60,000 relocation allowance, eligibility for bonus as determined by the Board of Directors (or its Compensation Committee) in its discretion, an auto allowance of $850 per month, and, to the extent eligible there under, will be included in the Company’s plans that provide benefits to executive employees, including, medical, dental, vision, disability, life insurance, 401(k) plan, sick days, vacation and holidays.  Mr. Weinberger will also be eligible to participate in all non-qualified deferred compensation and similar compensation, bonus and stock plans offered, sponsored or established by the Company on substantially the same or a more favorable basis as any other employee of the Company.

In the event that Mr. Weinberger’s employment is terminated by the Company for cause or Mr. Weinberger resigns, Mr. Weinberger will be entitled to receive his then current base salary through the date his employment is terminated, but no other compensation of any kind.  In the event Mr. Weinberger’s employment is terminated by the Company without cause, he will be entitled to receive as severance his then current base salary and monthly car allowance for the six-month period following his termination and up to $9,000 for outplacement services.  In the event of a Change in Control (as defined in his employment agreement), if Mr. Weinberger’s employment is terminated by his resignation within twelve months following such Change in Control, he shall be entitled to receive the outplacement services described above, and if his employment is terminated for “good reason” as defined in his employment agreement, within specified time periods before or after a Change in Control, he shall be entitled to receive a lump sum amount equal to his then current annual base salary.

Mr. Weinberger’s employment agreement includes non-competition and non-solicitation provisions which will end one year after Mr. Weinberger’s employment ends and confidentiality provisions that continue indefinitely.

* * * * *

EXECUTIVE OFFICERS

The Board of Directors appoints the Company’s executive officers. Certain information concerning the Company’s executive officers is set forth below, except that information concerning Mr. Kufel, the Company’s Chief Executive Officer, is set forth above under “Proposal 1—Election of Directors.”

Terry McDaniel, age 50, has served as Chief Operating Officer since April 2006.  From 2003 to 2006, Mr. McDaniel was President/CEO and Board Member of MSLI Worksite Benefits, a company that markets voluntary benefits through the worksite, to Fortune 1000 companies.  From 1998 to 2003, Mr. McDaniel served as President/ CEO and Board Member of Wise Foods, Inc.  Prior to 1998, Mr. McDaniel served as Vice President of Sales and Marketing for Wise Foods, Inc., and as Vice President of Sales for Haagen-Dazs Company, Inc.  Prior to these positions, he held sales leadership positions for companies such as the Nestle Corporation, Tropicana Products, Inc. and Unilever.

Steve Weinberger, age 56, has served as Chief Financial Officer since August 2006.  From 2004 to 2006, Mr. Weinberger was Chief Financial Officer for Fiera Foods Co.  From 1999 to 2003, Mr. Weinberger was Senior Vice President of Finance at Canada Bread Company.   From 1979 to 1999, Mr. Weinberger was employed at Nabisco Canada, where he last served as Senior Vice President of Finance of the Christie Brown & Company division.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The land and building (140,000 square feet) occupied by the Company in Bluffton, Indiana was leased pursuant to a twenty-year lease dated May 1, 1998 with American Pacific Financial Corporation, an affiliate of Capital Foods LLC, a shareholder of the Company.  See “Securities Ownership of Certain Beneficial Owners and Management.”  The lease originally extended through April 2018 and contained two additional five-year lease renewal periods at the Company’s option.  Lease payments were approximately $23,000 per month, plus CPI adjustments, and the Company was responsible for all real estate taxes, utilities and insurance.  In December 2006 the Company purchased the facility from Lincoln Estates, LLC for $3 million.  The Company’s Board of Directors identified the transaction as a related party transaction because Larry Polhill, a Director of the Company, owns 50% of Capital Foods LLC, which is the largest single shareholder of the Company and an affiliate of Lincoln Estates, LLC.  The transaction was reviewed and unanimously approved by the Board, including all of the Company’s disinterested Directors.

The Company leases a farming, processing and storage facility located on approximately 696 acres of land in Whatcom County, Washington from the Uptrail Group LLC, a limited liability company controlled by the former owners of Rader Farms, including Brad Rader, an officer of the Company.  The ground lease extends through May 17, 2017, and the lease payment is $43,500 per month.  The Company has a right of first offer prior to any sale of the leased premises during the term, and an option to purchase the premises until 90 days prior to expiration of the term.

Policy on Review of Related Person Transactions

It is the policy of the Board of Directors that all related party transactions must be approved by a majority of the disinterested members of the Board of Directors.  A related party transaction may not be approved by a single director.  For purposes of the policy, the term “related party transaction” means any transaction that is required to be disclosed in our proxy statements or other filings with the SEC pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934 and any material “conflict of interest” transaction with a director.

* * * * *

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE INVENTURE GROUP, INC. 2005 EQUITY INCENTIVE PLAN

General Information

On February 18, 2008, the Board adopted, subject to shareholder approval, an amendment to The Inventure Group, Inc. 2005 Equity Incentive Plan (as amended, the “Plan”) to increase the number of shares of Common Stock authorized for issuance under the Plan by 500,000.  As of the Record Date, there were 3,500,000 shares of Common Stock authorized for issuance under the Plan.  If the proposed amendment is approved by the stockholders, the total number of shares of Common Stock authorized for issuance under the Plan would be increased by 500,000 which, after taking into account shares added back to the Plan due to expiration and/or cancellation of awards through the Record Date, would result in a total of 4,000,000 shares reserved under the Plan as of the Record Date.

The Board of Directors believes that a robust equity incentive plan is necessary for the Company to continue to attract, retain and provide appropriate incentive compensation to key personnel, and that the number of shares authorized for issuance under the Plan should be increased.  If the amendment to the Plan to increase the number of shares available for issuance there under is not approved, the Company may become unable to provide suitable equity-based incentives to present and future employees.  Whether or not stockholder approval is obtained, the Plan will remain in effect, and equity incentives may continue to be awarded pursuant to the provisions of the Plan until the share reserve is depleted.

The following is a summary of the material terms of the Plan, as proposed to be amended (the “Amended and Restated Plan”), and is qualified in its entirety by reference to the Amended and Restated Plan.  A copy of the Amended and Restated Plan is attached to this proxy statement as Appendix A.

Summary of the Amended and Restated 2005 Equity Incentive Plan

Administration

The Compensation Committee will administer the Amended and Restated Plan, with certain actions subject to the review and approval of the full Board or a panel consisting of all of the independent Directors. The Committee will have full power and authority to determine when and to whom awards will be granted, including the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the Amended and Restated Plan. In addition the Committee has the authority to interpret the Amended and Restated Plan and the awards granted under the plan, and establish rules and regulations for the administration of the  plan. The Committee may delegate the administration of the plan to the Company’s officers, including the maintenance of records of the awards and the interpretation of the terms of the awards.

Eligible Participants

Any officer, employee, consultant, independent contractor, or adviser providing services to the Company or any subsidiary, who is selected by the Committee, is eligible to receive awards under the Amended and Restated Plan.

Shares Available for Awards

The aggregate number of shares of the Common Stock that may be issued as awards under the Amended and Restated Plan will be 4,000,000 shares.  The aggregate number of shares of Common Stock which may be granted to any one participant in any one year under the Amended and Restated Plan is 250,000 shares.  The Committee may adjust the aggregate number of shares reserved for issuance under the plan in the case of a stock dividend or other distribution, including a stock split, merger, extraordinary dividend, or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the plan.

If any shares of Common Stock subject to any award or to which an award relates, granted under the 1995 Stock Option Plan or the Amended and Restated Plan, are forfeited, become unexercisable, or if any award terminates without the delivery of any shares, the shares of Common Stock previously set aside for such awards will be available for future awards under the Amended and Restated Plan.

Types of Awards and Terms and Conditions

The Amended and Restated Plan permits the grant of the following awards:

*nonqualified stock options

*incentive stock options

*restricted stock

*restricted stock units

*stock appreciation rights

*performance units

*stock-reference awards

Awards may be granted alone, in addition to, or in combination with any other award granted under the Amended and Restated  Plan.

Stock Options

The holder of an option will be entitled to purchase a number of shares of Common Stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price may be payable either in cash or, at the discretion of the Committee, in shares of Common Stock having a fair market value on the exercise date equal to the exercise price.

Restricted Stock and Restricted Stock Units

The holder of restricted stock will own shares of Common Stock subject to restrictions imposed by the Committee (including for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) and subject to forfeiture to the Company if the holder does not satisfy certain requirements (including, for example, continued employment with the Company) for a specified period of time. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of Common Stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee, provided that the holder has satisfied certain requirements (including, for example, continued employment with the Company until such future date).

The awards of restricted stock and restricted stock units that are intended to qualify as “performance based compensation” within the meaning of Section 162(m) of the Internal Revenue Code will be subject to the attainment of performance goals relating to the performance criteria selected by the Committee. Performance goals must be based solely on one or more of the following business criteria: (i) cash flow; (ii) earnings per share, including earnings per share as adjusted (a) to exclude the impact of any (1) significant acquisitions or dispositions of businesses by the Company, (2) one-time, non-operating charges and (3) accounting changes (including but not limited to any accounting changes that require the expensing of stock options and any accounting changes the Company adopts early); and (b) for any stock split, stock dividend or other recapitalization; (iii) earnings before interest, taxes, depreciation and amortization; (iv) return on equity; (v) total shareholder return; (vi) share price performance; (vii) return on capital; (viii) return on assets or net assets; (ix) revenue; (x) income; (xi) operating income; (xii) operating profit; (xiii) profit margin; (xiv) return on operating revenue; (xv) return on invested capital; (xvi) market price; (xvii) brand recognition/acceptance; (xviii) customer satisfaction; (xix) productivity; or (xx) sales growth and volume.

Stock Appreciation Rights

Participants may be granted tandem SARs (consisting of SARs with underlying options) and stand-alone SARs. The holder of a tandem SAR is entitled to elect between the exercise of the underlying option for shares of Common Stock or the surrender of the option in exchange for the receipt of a cash payment equal to the excess of the fair market value on the surrender date over the aggregate exercise price payable for such shares. The holder of stand-alone SARs will be entitled to receive the excess of the fair market value (on the exercise date) over the exercise price for such shares.

Change of Control

The Committee has the discretion to include provisions in awards that provide for acceleration of certain restrictions in the event of a change of control of the Company (as defined by the Committee and set forth in such awards), including provisions that provide that, upon the occurrence of such change of control:

*options and SARs may become fully vested and immediately exercisable;

*restriction periods and restrictions imposed on restricted stock or restricted stock units that are not performance-based may lapse; and

*restrictions and other conditions applicable to other awards may lapse, and the awards may become free of restrictions, limitations or conditions and become fully vested and transferable.

Termination of Employment

Vested options granted under the Amended and Restated Plan will expire, terminate, or otherwise be forfeited as follows:

*sixty (60) days termination of a participant, including voluntary termination by the participant, other than in the circumstances described below;

*upon termination of a participant for Cause (as defined in the Amended and Restated  Plan);

*six (6) months after the date on which a participant is terminated due to Disability (as defined in the Amended and Restated Plan); and

*six (6) months after the death of a participant.

Duration, Termination and Amendment

The Amended and Restated Plan will terminate on the tenth anniversary of the date the Company’s shareholders approved the initial version of the plan, May 17, 2015, unless terminated by the Board or the Committee earlier, or extended by an amendment approved by the Company’s shareholders. No awards may be made after the termination date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the Amended and Restated Plan prior to the expiration may extend beyond the end of such period through the award’s normal expiration date.

The Board, and the Committee, may generally amend or terminate the plan as determined to be advisable. Shareholder approval may also be required for certain amendments by the Internal Revenue Code, the rules of Nasdaq, or rules of the Securities and Exchange Commission. The Board or the Committee has specific authority to amend the plan without shareholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences determined to be inconsistent with the purpose of the plan or any award agreement.

Prohibition on Repricing Awards

Without the approval of the Company’s shareholders, no option or SAR may be amended to reduce its exercise price or grant price at any time during the term of such option or SAR.

Transferability of Awards

Unless otherwise provided by the Committee, awards under the Amended and Restated Plan may only be transferred by will or the laws of descent and distribution. The Committee may permit further transferability pursuant to conditions and limitations that it may impose, except that no transfers for consideration will be permitted.

Federal Income Tax Consequences

The federal income tax consequences of awards under the Amended and Restated Plan to the Company and the Company’s employees, officers and directors are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Amended and Restated Plan. Recipients of awards under the Amended and Restated Plan should consult their own tax advisors since a taxpayer’s particular situation may be such that some variation of the rules described below will apply.

Options

Options granted under the Amended and Restated Plan may be either incentive stock options or nonqualified stock options. Incentive stock options are options which are designated as such by the Company and which meet certain requirements under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations there under. Any option which does not satisfy these requirements will be treated as a nonqualified stock option.

Incentive Stock Options

If an option granted under the Amended and Restated Plan is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be entitled to a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.

If an optionee exercises an incentive stock option and does not dispose of the shares received within two years after the date the option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.

If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, the disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option.

The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an optionee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

In general, the Company will not be entitled to a federal income tax deduction upon the grant, exercise, or termination of an incentive stock option. However, in the event an optionee sells or otherwise disposes of the stock received on the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

Nonqualified Stock Options

Nonqualified stock options granted under the Amended and Restated Plan do not qualify as “incentive stock options” and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employment withholding taxes.

The optionee’s basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at the time of their disposition.

In general, the Company will not be entitled to a federal income tax deduction upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Restricted Stock and Restricted Stock Units

Generally, absent a timely election by the holder under Section 83(b) of the Code, the holder of restricted stock will recognize ordinary compensation income at the time the stock becomes vested. The amount of ordinary compensation income recognized will be equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the holder in exchange for stock.

In the case of restricted stock units, the holder will recognize ordinary compensation income at the time the stock is received equal to the excess of value of the stock on the date of receipt over any amount paid by the holder in exchange for stock. If the holder of a restricted stock unit receives the cash equivalent of the stock issuable under the restricted stock unit in lieu of actually receiving the stock, the holder will recognize ordinary compensation income at the time of the receipt of such cash in the amount of the cash received. In the case of both restricted stock and restricted stock units, the income recognized by the holder will generally be subject to U.S. income tax withholding and employment taxes.

In the year that the recipient of a stock award recognizes ordinary taxable income in respect of restricted stock or a restricted stock unit, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

Stock Appreciation Rights

As discussed above, the Company may grant either stand-alone SARs or tandem SARs under the Amended and Restated Plan. Generally, the recipient of a SAR will not recognize any taxable income at the time the SAR is granted.

With respect to stand-alone SARs, if the holder receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the employee at the time that it is received. If the holder receives the appreciation inherent in the stand-alone SARs in stock, the holder will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the holder for the stock.

With respect to tandem SARs, if a holder elects to surrender the underlying option in exchange for cash or stock equal to the appreciation inherent in the underlying option, the tax consequences to the holder will be the same as discussed above relating to stand-alone SARs. If the holder elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the holder will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

The income recognized by the holder of a stand-alone SAR or tandem SAR will generally be subject to U.S. income tax withholding and employment taxes.

In general, the Company will not be entitled to a federal income tax deduction upon the grant or termination of stand-alone SARs or tandem SARs. However, upon the exercise of either a stand-alone SAR or a tandem SAR, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the holder is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE INVENTURE GROUP, INC. 2005 EQUITY INCENTIVE PLAN

New Plan Benefits

Because the Amended and Restated 2005 Equity Incentive Plan is a discretionary plan, it is not possible to determine what awards the Board of Directors or the Committee will grant under the plan.

INDEPENDENT AUDITORS

Representatives of Deloitte & Touche LLP, the Company’s independent auditors (“Deloitte & Touche”), are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they so desire.  Stockholder ratification of the selection of Deloitte & Touche LLP as our independent public accountants is not required by our Bylaws or otherwise.

In addition, such representatives are expected to be available to respond to appropriate questions from those attending the Annual Meeting.

The Board of Directors engaged Deloitte & Touche to audit the Company’s consolidated financial statements for the year ended December 29, 2007.

Principal Accountant Fees and Services

The following table itemizes fees billed to the Company by Deloitte & Touche during fiscal years 2007 and 2006:

	2007	2006
Audit Fees (includes quarterly review procedures)	$232,189	$213,514

Audit Related Fees (Fees related to the acquisition of Rader Farms in 2007 and Form S-8 review in 2006)	19,483	6,400

All Other Fees (includes review of SEC comment letter and acquisition research in 2006)	—	4,300

Audit Committee approval is required before an accountant is engaged to render audit or non-audit services unless (a) the engagement is entered into pursuant to detailed pre-approval policies established by the Audit Committee and such policies do not include delegation of the committee’s responsibilities to management or (b) the engagement is with respect to services other than audit, review or attest services and they aggregate less than 5% of the total paid to the accountant during the fiscal year, such services were not recognized by the Company at the time of the engagement to be non-audit and such services are promptly brought to committee’s attention and approved prior to completion of the audit.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Company’s directors, executive officers and persons who own more than 10% of the Company’s Common Stock file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.  Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representation that no other reports were required, during the fiscal year ended December 29, 2007, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

If any shareholder intends to present a proposal to be considered for inclusion in the Company’s proxy material in connection with the 2009 Annual Meeting of Shareholders, the proposal must be on matters appropriate for shareholder action, in proper form and otherwise consistent with the rules and regulations under the Exchange Act and the Company’s Bylaws, and received by the Secretary of the Company on or before December 19, 2008.  Proposals should be directed to the Company’s Secretary, The Inventure Group, Inc., 5050 N. 40th Street, Suite #300, Phoenix, Arizona 85018.

OTHER BUSINESS

The Board of Directors does not know of any business to be brought before the Annual Meeting other than the matters described in the Notice of Annual Meeting.  However, if any other matters are properly presented for action, it is the intention of each person named in the accompanying proxy to vote said proxy in accordance with his judgment on such matters.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS

The Company is required to provide an Annual Report to shareholders who receive this proxy statement.  The Company will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record.  Additional copies of the Annual Report, along with copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2006 (not including documents incorporated by reference), are available without charge to shareholders upon written request to the Company: The Inventure Group, Inc., Attention: Corporate Secretary, 5050 N. 40th Street, Suite 300, Phoenix, Arizona 85018.  You may review the Company’s filings with the Securities and Exchange Commission by visiting the Company’s website at www.inventuregroup.net.

By Order of the Board of Directors

Eric J. Kufel

Chief Executive Officer

Phoenix, Arizona

April 18, 2008

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND DESIRE THEIR STOCK TO BE VOTED ARE URGED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

* * * * *

APPENDIX A

THE INVENTURE GROUP, INC.

AMENDED AND RESTATED

2005 EQUITY INCENTIVE PLAN

ARTICLE 1:  PURPOSE

1.1           General.  The purpose of The Inventure Group, Inc. Amended and Restated 2005 Equity Incentive Plan (the “Plan”) is to promote the interests of The Inventure Group, Inc. (the “Company”), by enabling the Company to motivate, attract, and retain the services of persons upon whose judgment, efforts, and contributions the success of the Company’s business depends.  The plan is further intended to align the personal interests of such persons with the interests of stockholders of the Company through equity participation in the Company’s growth and success.  Capitalized terms not otherwise defined in the text are defined in Article 16.

ARTICLE 2: EFFECTIVE DATE; TERM

2.1           Effective Date.  The effective date of the Plan is May 17, 2005 (the “Effective Date”), which is the date as of which the Plan was approved by the stockholders of the Company.

2.2           Term.  This Plan shall continue in effect until terminated in accordance with Article 14, except that no Awards shall be granted after the tenth (10th) anniversary of the Effective Date.

ARTICLE 3: SHARES SUBJECT TO THE PLAN

3.1           Number of Shares.  The aggregate number of shares of Stock (the “Shares”) reserved and available for Awards or which may be used to provide a basis of measurement or valuation of an Award (such as an SAR, Restricted Stock Award or Performance Unit Award) shall be (a) 410,518, which is the number of shares of Stock reserved under the Company’s 1995 Stock Option Plan (the “Prior Plan”) that were not subject to outstanding awards under the Prior Plan on the Effective Date, (b) 500,000, which is the number of shares of Stock approved by the stockholders on May 23, 2006 to be added to the number of Shares reserved and available for Awards or which may be used to provide a basis of measurement or valuation for an Award, (c) 500,000, which is the number of shares of Stock approved by the stockholders on May 19, 2008 to be added to the number of Shares reserved and available for Awards or which may be used to provide a basis of measurement or valuation for an Award, and (d) the number of shares of Stock that prior to issuance are released from, or reacquired by the Company pursuant to, the terms of awards outstanding under the Prior Plan.

3.2           Re-use of Shares.  Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but prior to issuance are released from, or reacquired by the Company pursuant to, the terms of such Award; or (c) are subject to an Award that otherwise terminates without Shares being issued; will again be available for grant and issuance in connection with future Awards under this Plan.  In addition, Shares that are withheld by the Company and not issued in order to pay for Shares purchased pursuant to an Award or any withholding taxes due upon issuance of an Award or Shares there under shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan and such Shares shall again be available for grant of Awards under the Plan, other than an Award that includes Incentive Stock Options.

3.3           Maximum Number of Shares for Certain Awards.  No more than 100% of the Shares shall be issued pursuant to Incentive Stock Options, and no more than 100% of the Shares shall be issued pursuant to Non-Qualified Stock Options, Restricted Stock Awards, SARs, Performance Units and Stock Reference Awards.  A person may be granted more than one Award under this Plan.

3.4           Stock Distributed.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock, or Stock purchased on the open market.  At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

ARTICLE 4: ELIGIBILITY

4.1           General.  Awards may be granted only to an individual who is an employee (including an employee who also is a director or officer), officer, director, consultant, independent contractor, or adviser of the Company or a Subsidiary, as determined by the Board; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

4.2           Individual Award Limits.  In no event shall any Participant receive an Award or Awards during any calendar year covering an aggregate of more than 250,000 Shares.

4.3           Description of Criteria for Performance-Based Awards to Named Executive Officers.  In determining performance goals applicable to any Award granted to a Named Executive Officer, one or more of the following business criteria shall be used: (a) cash flow; (b) earnings per share, including earnings per share as adjusted (i) to exclude the impact of any (1) significant acquisitions or dispositions of businesses by the Company, (2) one-time, non-operating charges and (3) accounting changes (including but not limited to any accounting changes that require the expensing of stock options and any accounting changes the Company adopts early); and (ii) for any stock split, stock dividend or other recapitalization; (c) earnings before interest, taxes, depreciation and amortization; (d) return on equity; (e) total shareholder return; (f) share price performance; (g) return on capital; (h) return on assets or net assets; (i) revenue; (j) income; (k) operating income; (l) operating profit; (m) profit margin; (n) return on operating revenue; (o) return on invested capital; (p) market price; (q) brand recognition/acceptance; (r) customer satisfaction; (s) productivity; or (t) sales growth and volume.

ARTICLE 5: ADMINISTRATION

5.1           Board.  The Plan shall be administered by the Board or a Committee appointed by the Board to administer the Plan at any time or from time to time.  To the extent required for Awards to qualify for the exemptions available under Rule 16b-3 under the Exchange Act, or successor legislation, members of the Committee shall be “non-employee” directors within the meaning of Rule 16b-3.  To the extent required for compensation realized from Awards to be deductible by the Company pursuant to Section 162(m) of the Code, members of the Committee shall be “outside directors” within the meaning of such Section.  Once appointed, the Committee shall continue to serve until otherwise directed by the Board.  From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused.

5.2           Authority of Board.  The Board has the exclusive power, authority, and discretion to:

(a)        Designate Participants;

(b)        Determine the type or types of Awards to be granted to each Participant;

(c)        Determine the number of Awards to be granted and the number of shares of Stock subject to an Award;

(d)        Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(e)        Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award and accelerations or waivers thereof, any performance criteria, and any modification or amendment of any Award previously granted, based in each case on such considerations as the Board in its sole discretion determines;

(f)         Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(g)        Determine whether, to what extent, and under what circumstances cash, Stock, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Board;

(h)        Decide all other matters that must be determined in connection with an Award;

(i)         Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(j)         Interpret the Plan, any Award, and any Award Agreement in its discretion; and

(k)        Make all other decisions and determinations that may be required under the Plan or as the Board deems necessary or advisable to administer the Plan.

5.3           Decisions Binding.  All decisions, interpretations, and determinations by the Board with respect to the Plan, any Award, and any Award Agreement are final, binding, and conclusive on all parties.

5.4           Repricing of Stock Options and SARs.  In no event shall any outstanding Option or SAR be repriced to a lower exercise or grant price per Share at any time during the term of such Option or SAR without the prior affirmative vote of holders of a majority of the shares of Common Stock of the Company present at a stockholders meeting in person or represented by proxy and entitled to vote thereon.

ARTICLE 6: STOCK OPTIONS

6.1           General.  The Board is authorized to grant Options to Participants on the following terms and conditions:

(a)        Exercise Price.  The exercise price per share of Stock under an Option other than an Incentive Stock Option shall be determined by the Board, provided that the exercise price for any such Option may not be less than 85% of the Fair Market Value as of the date of the grant.

(b)        Payment.  Payment for Stock issued upon exercise of an Option shall be made in accordance with Article 11 of the Plan.

(c)        Time and Conditions of Exercise. The Board shall determine the time or times at which an Option may be exercised in whole or in part, provided that no Option may be exercisable prior to six months following the date of the grant of such Option if and to the extent such limitation is necessary or required under Rule 16b-3 or successor legislation under the Exchange Act.

(d)        Evidence of Option.  All Options shall be evidenced by a written Award Agreement between the Company and the Participant.  The Award Agreement shall include such provisions as may be specified by the Board.

6.2           Incentive Stock Options.  The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules, and, to the extent that an Incentive Stock Option fails to comply with such rules, it will be treated as a Non Qualified Stock Option:

(a)        Employees Only.  Incentive Stock Options may only be granted to employees (including officers and directors who are also employees) of the Company or a Subsidiary.

(b)        Exercise Price.  The exercise price per share of Stock shall be set by the Board, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

(c)        Exercise.  In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

(d)        Individual Dollar Limitation.  The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

(e)        Ten Percent Owners.  An Incentive Stock Option may be granted to a Ten Percent Owner, provided that at the time such option is granted the exercise price per share of Stock shall not be less than 110% of the Fair Market Value and such option by its terms is not exercisable after the expiration of five (5) years from the date of its grant.

(f)         Expiration of Incentive Stock Options.  No Award of an Incentive Stock Option may be made pursuant to this Plan after the expiration of ten (10) years from the Effective Date.

(g)        Right to Exercise.  During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(h)        Tax-Qualified ISOP Options.  All provisions of the Plan relating to Incentive Stock Options shall be administered and interpreted in accordance, and so as to comply, with the provisions of Section 422 of the Code.

6.3           Termination of Participant.  Notwithstanding the exercise periods set forth in any Award Agreement, Options shall be subject to the following:

(a)        An Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

(b)        If a Participant’s employment is terminated due to Retirement or for any other reason other than for Cause, such Participant may exercise his or her Incentive Stock Options only to the extent that such Incentive Stock Options would have been exercisable on the Termination Date; provided, that such exercise is made prior to the earlier of the date sixty (60) days after the Termination Date and the expiration date of the Option set forth in the Award Agreement.  If a Participant’s employment is terminated due to Cause, the Participant’s Incentive Stock Options shall automatically lapse and not be exercisable by the Participant, whether or not such Options were vested.

(c)        If a Participant’s employment, contractual or other relationship with the Company is terminated due to Retirement or for any other reason other than for Cause, such Participant may exercise his or her Non-Qualified Stock Options, only to the extent that such Options would have been exercisable on the Termination Date; provided, that such exercise is made prior to the earlier of the date sixty (60) days after the Termination Date (or such other time period as set forth in the Award Agreement) and the expiration date of the Option set forth in the Award Agreement.  If a Participant’s employment, contractual or other relationship is terminated due to Cause, the Participant’s Non-Qualified Stock Options shall automatically lapse and not be exercisable by the Participant, whether or not such Options were vested.

(d)        If a Participant dies or is terminated due to Disability, then the Participant’s Options may be exercised, only to the extent that such Options would have been exercisable on the date of the Participant’s death or termination due to Disability; provided that such exercise is made prior to the earlier of (i) the six-month anniversary of such Participant’s death or termination due to Disability, as the case may be or (ii) the expiration date of the Option set forth in the Award Agreement.  Upon the Participant’s death or termination due to Disability, any exercisable Options may be exercised by the Participant’s legal representative or representatives.

ARTICLE 7: STOCK APPRECIATION RIGHTS

7.1           Grant of SARs.  The Board is authorized to grant SARs to Participants on the following terms and conditions:

(a)        Right to Payment.  Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1)           The Fair Market Value of one share of Stock on the date of exercise; over

(2)           The grant price of the SAR as determined by the Board, which shall not be less than 85% of the Fair Market Value of one share of Stock on the date of grant in the case of any SAR.

(b)        Other Terms.  All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement.  The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Board at the time of the grant of the Award and shall be reflected in the Award Agreement.  A Stock Appreciation Right may be granted in combination with, in addition to, or completely independent of an Option or any other Award under the Plan.

ARTICLE 8: PERFORMANCE UNITS

8.1           Grant of Performance Units.  The Board is authorized to grant Performance Units to Participants on such terms and conditions as may be selected by the Board.  The Board shall have the complete discretion to determine the number of Performance Units granted to each Participant.  All Awards of Performance Units shall be evidenced by an Award Agreement.

8.2           Right Under Performance Units.  A grant of Performance Units gives the Participant rights, valued as determined by the Board, and payable to, or exercisable by, the Participant to whom the Performance Units are granted, in whole or in part, as the Board shall establish at grant or thereafter.  The Board shall set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the amount and value of cash, Stock, Awards, and/or other property that will be paid to the Participant.

8.3           Other Terms.  Performance Units may be payable in cash, Stock, or other Awards or property, or any combination thereof, and have such other terms and conditions as determined by the Board and reflected in the Award Agreement.

ARTICLE 9: RESTRICTED STOCK AWARDS

9.1           Restricted Stock Awards.  The Board is authorized to make Awards of Restricted Stock to Participants either in the form of a grant of Stock or an offer to sell Stock to a Participant, in such amounts and subject to such terms, conditions and restrictions as may be selected by the Board.  All Awards of Restricted Stock shall be evidenced by an Award Agreement.

9.2           Issuance and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions, including without limitation “vesting” or forfeiture restrictions, as the Board may impose.  These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board determines at the time of the grant of the Award or thereafter.

9.3           Forfeiture.  Except as otherwise determined by the Board at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Board may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in specified circumstances, and the Board may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

9.4           Payment and Certificates for Restricted Stock.  If a Restricted Stock Award provides for the purchase of Stock by a Participant, payment shall be made pursuant to Article 11 of the Plan.  Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine.  To the extent that an Award is granted in the form of newly issued Restricted Stock, the Award recipient, as a condition to the grant of such an Award, shall be required to pay to the Company in cash, cash equivalents or other legal consideration an amount equal to the par value of such Restricted Stock.  To the extent that an Award is granted in the form of Restricted Stock from the Company’s treasury, no such cash consideration shall be required of the Award recipients.  If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as all applicable restrictions lapse.

9.5           Restricted Stock Units.  Restricted Stock Awards may be granted as Awards of Restricted Stock Units.

(a)        A Restricted Stock Unit means a contractual right granted to a Participant under this Plan to receive a Share (or cash equivalent) which is subject to restrictions of this Plan and the applicable Award Agreement.  A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Board in the Award Agreement evidencing such Award. Restricted Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Board may determine appropriate. The Board may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment. The Board may grant Restricted Stock Units that vest on the attainment of performance goals determined by the Board based upon one or more of the performance criteria listed in Section 4.3, and must have the attainment of such performance goals certified in writing by the Board.

(b)        The Board shall establish the vesting schedule applicable to Restricted Stock Units and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria set forth in the Award Agreement, the Restricted Stock Units subject to such Award Agreement shall remain subject to forfeiture.

(c)        If the Participant’s employment (or in the case of a non-employee, such Participant’s service) with the Company terminates before the Restricted Stock Awards vest, the Participant shall forfeit all unvested Restricted Stock Awards, unless the termination is a result of such Participant’s death, Disability or Retirement (a “Qualifying Event”) or the Board determines that the Participant’s unvested Restricted Stock Awards shall vest as of the Termination Date; provided, however, the Board may grant Restricted Stock Awards precluding such accelerated vesting in order to qualify the Restricted Stock Awards for the performance-based exception from the tax deductibility limitations of Code Section162(m).

(d)        In the event a Qualifying Event occurs before the date or dates on which Restricted Stock Units vest, the expiration of the applicable restrictions (other than restrictions based on performance criteria listed in Section 4.3) shall be accelerated and the Participant shall be entitled to receive the Shares free of all such restrictions.  In the case of Restricted Stock Units which are based on performance criteria set forth in Section 4.3, then as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs; provided, however, the Board may grant Restricted Stock Units precluding such partial awards when a Qualifying Event occurs in order to qualify the Restricted Stock Units for the performance-based exception from the tax deductibility limitations of Code Section162(m). All other Shares subject to such Restricted Stock Units shall be forfeited and returned to the Company as of the date on which such Qualifying Event occurs.

(e)        Notwithstanding anything to the contrary in this Plan, the Board shall have the power to permit, in its sole discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Restricted Stock Units awarded to a Participant; provided, however, the Board may grant Restricted Stock Units precluding such accelerated vesting on order to qualify the Restricted Stock Units for the performance-based exception from the tax deductibility limitations of Code Section162(m).

(f)         Each grant of Restricted Stock Unit(s) shall be evidenced by an Award Agreement that shall specify the terms, conditions and restrictions regarding the Participant’s right to receive Share(s) in the future, and shall incorporate such other terms and conditions as the Board, acting in its sole discretion, deems consistent with the terms of this Plan. The Board shall have sole discretion to modify the terms and provisions of Restricted Stock Unit(s) in accordance with Article 14 of this Plan.

(g)        Except as otherwise provided in a Participant’s Award Agreement, no Restricted Stock Unit granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the Participant, except upon the death of the Participant by will or by the laws of descent and distribution.

(h)        Except as otherwise provided in a Participant’s Award Agreement, holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units.

ARTICLE 10: STOCK-REFERENCE AWARDS

10.1         Grant of Stock-Reference Awards.  The Board is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Board to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a “bonus” and not subject to any restrictions or conditions, other rights convertible or exchangeable into shares of Stock, and awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified divisions or Subsidiaries of the Company.  The Board shall determine the terms and conditions of such Awards.

ARTICLE 11: PAYMENT FOR STOCK PURCHASES;
WITHHOLDING TAXES; RELOAD OPTIONS

11.1         Payment.  Payment for Stock purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Board in an Award Agreement or otherwise in writing and where permitted by law:

(a)        by cancellation of indebtedness of the Company to the Participant;

(b)        by surrender of (or attestation to the ownership of) Stock valued at Fair Market Value on the date new Stock is purchased under the Plan; provided, however, that such surrender or attestation shall not be permitted if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Award for financial reporting purposes;

(c)        by waiver of compensation due or accrued to Participant for services rendered;

(d)        by tender of property acceptable to the Board;

(e)        with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock then exists:

(1)           through a “same day sale” commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a “NASD Dealer”) whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Stock so purchased to pay for the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the exercise price directly to the Company;

(2)           through a “margin” commitment from Participant and a NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the exercise price directly to the Company; or

(3)           through any other “cashless exercise” procedure approved by the Board; or

(f)         by any combination of the foregoing, or any other method of payment acceptable to the Board in its sole discretion.

11.2         Loans.  To the extent permitted under applicable law and the rules and regulations of any listing organization for the Stock, the Board may, in its discretion, help the Participant pay for Shares purchased under the Plan by authorizing (a) a guarantee by the Company of a third-party loan to the Participant, or (b) payment of the purchase price of part or all of the Shares by tender of a full recourse promissory note having such terms as may be approved by the Board and bearing interest at a rate at least sufficient to avoid imputation of income under Section 183 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the purchase price equal to the par value of the Shares, if any, must be paid in cash.

11.3         Tax Withholding.  The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.  Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.  With respect to withholding required upon any taxable event relating to the issuance of Stock under the Plan, Participants may elect (the “Election”), on or prior to the date of such taxable event, to satisfy the withholding requirement, in whole or in part, by having the Company or any Subsidiary withhold shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes.  The Board may disapprove any Election or may suspend or terminate the right to make Elections.  An Election is irrevocable.  The Board may, at the time any Award is granted, require that any and all applicable tax withholding requirements be satisfied by the withholding of shares of Stock as set forth above.

11.4         Reload Options.  Award Agreements may contain a provision pursuant to which a Participant who pays all or a portion of the exercise price of an Option or the tax required to be withheld pursuant to an exercise of an Option by surrendering shares of Stock pursuant to Sections 11.1 or 11.3, respectively, shall be automatically granted an Option for the purchase of Stock equal to the number of shares surrendered (a “Reload Option”).  The grant of the Reload Option shall be effective on the date the Participant surrenders the shares of Stock in respect of which the Reload Option is granted (the “Reload Date”).  The Reload Option shall have an exercise price equal to the Fair Market Value of the Stock on the Reload Date, and shall have a term which is no longer, and which shall lapse no later, than the original term of the underlying option.  If stock otherwise available under an Incentive Stock Option is withheld pursuant to Section 11.3, any Reload Option granted in connection with the withholding shall be treated as a new Incentive Stock Option, subject to the rules set forth in Section 6.2.

ARTICLE 12: PROVISIONS APPLICABLE TO AWARDS

12.1         Stand-Alone, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan.  Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

12.2         Modification or Assumption of Awards.  Within the limitations of the Plan, the Board may modify, extend or assume outstanding Awards or may accept the cancellation of outstanding Awards (whether granted by the Company or by another issuer) in return for the grant of new Awards for the same or a different number of shares and at the same or a different exercise price.  The foregoing notwithstanding, no modification of an Award shall, without the consent of the Participant, alter or impair his or her rights or obligations under such Award.

12.3         Exchange Provisions.  The Board may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Board determines and communicates to the Participant at the time the offer is made.

12.4         Escrow; Pledge of Shares.  To enforce any restrictions on a Participant’s Shares, the Board may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Board, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Board may cause a legend or legends referencing such restrictions to be placed on the certificates.  Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Board may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral.  In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Board will from time to time approve.  The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

12.5         Form of Payment for Awards.  Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Board determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Board.

12.6         Limits on Transfer.  No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary.  Except as otherwise provided below, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a “domestic relations order” as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules there under.  In the Award Agreement for any Award other than an Award that includes an Incentive Stock Option, the Board may allow a Participant to assign or otherwise transfer all or a portion of the rights represented by the Award to specified individuals or classes of individuals, or to a trust or other entity benefiting such individuals or classes of individuals, subject to such restrictions, limitations, or conditions as the Board deems appropriate.  At the discretion of the Board, the Company may reserve to itself or its assignees in any Award (a) a right of first refusal to purchase any Stock which a Participant may propose to transfer to a third party and/or (b) a right to repurchase any and all Stock held by a Participant upon the Participant’s termination of employment or other relationship with the Company or its Parent or Subsidiary for any reason, including Death or Disability, at a price for such Stock as determined by the Board.

12.7         Market Standoff.  In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, a Participant shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Stock issued pursuant to an Award granted under the Plan without the prior written consent of the Company or its underwriters.  Such limitations shall be in effect for a period of 180 days, or such period of time as may be requested in writing by the Company and such underwriters.  The limitations of this subsection shall apply only to the Company’s initial underwritten public offering registered under the Securities Act that results in the Stock being traded, or quoted, as applicable, on a national securities exchange, over the counter on NASDAQ, or through the NASD’s National Market System.

In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s outstanding Stock effected as a class without the Company’s receipt of consideration, then any new, substituted or additional securities distributed with respect to the purchased Stock shall be immediately subject to the provisions of this subsection, to the same extent the purchased Stock is at such time covered by such provisions.

In order to enforce the limitations of this subsection, the Company may impose stop-transfer instructions with respect to the purchased Stock until the end of the applicable standoff period.

12.8         Stock Certificates.  All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Board deems necessary or advisable to comply with federal or state securities laws, rules, and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.  The Board may place legends on any Stock certificate to reference restrictions applicable to the Stock.

ARTICLE 13: CHANGES IN CAPITAL STRUCTURE

13.1         General; Adjustments.  In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Stock, a declaration of a dividend payable in a form other than Stock in an amount that has a material effect on the price of the Stock, a combination or consolidation of the outstanding Stock (by classification or otherwise) into a lesser number of shares of Stock, a recapitalization, a spin-off or a similar occurrence, or the assumption and conversion of outstanding grants of a company acquired by the Company or its Subsidiary, the Board shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of shares of Stock available for future Awards under Article 3, (b) the limitations set forth in Article 3, (c) the number and kind of shares of Stock covered by each outstanding Award or (d) the exercise price under each outstanding Option and other Award in the nature of rights that may be exercised.  Except as provided in this Article 13, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

13.2         Dissolution or Liquidation.  To the extent not previously exercised, Awards shall terminate immediately prior to the dissolution or liquidation of the Company.

13.3         Reorganizations.  In the event that the Company is a party to a merger, consolidation or other reorganization, outstanding Awards shall be subject to the agreement of merger, consolidation or reorganization (“Reorganization Agreement”), which shall be binding on all Participants.  The Board may cause such Reorganization Agreement to provide, without limitation and without any Participant’s consent, for any one or combination of the following:

(a)        for the continuation of outstanding Awards by the Company (if the Company is a surviving corporation);

(b)        for assumption of outstanding Awards by the surviving corporation or its parent or subsidiary;

(c)        for the substitution by the surviving corporation or its parent or subsidiary of its own awards for outstanding Awards;

(d)        for accelerated vesting and/or lapse of restrictions on outstanding Awards;

(e)        for termination in its entirety, without payment of any consideration, of any Award that is not exercised in accordance with its terms upon or prior to consummation of the transactions contemplated by the Reorganization Agreement within a time specified by the Board for such exercise, whether or not such Award is then fully exercisable;

(f)         for termination of any Award consisting of an Option or any other exercisable right after payment to the Participant of an amount in cash or cash equivalents equal to (1) the per share Fair Market Value immediately prior to consummation of the transactions contemplated by the Reorganization Agreement of the Stock subject to such Award (to the extent then vested), minus (2) the exercise price per share pursuant to such Award; or

(g)        for termination, without payment of any consideration, of any Award consisting of an Option or other exercisable right, if the exercise price per share pursuant to such Award exceeds the Fair Market Value of the Stock immediately prior to consummation of the transactions contemplated by the Reorganization Agreement, as determined by the Board in good faith.

The Board shall have the discretion to cause any such Reorganization Agreement to provide for different terms and conditions for different Awards and shall have no obligation to treat Awards or classes of Awards in an identical fashion under any such Reorganization Agreement.

13.4         Effect of Change of Control.  The Board may determine and specify in any Award Agreement, at the time of granting an Award or thereafter, that any or all outstanding rights that may be exercised under Awards shall become fully exercisable and/or that any or all restrictions on Awards shall lapse, upon the effectiveness of a change of control of the Company as defined in such Award Agreement, or upon termination of a Participant’s employment, contractual or other relationship with the Company or its successor following a specified period after such change of control; provided that, in the case of an Incentive Stock Option, the acceleration of exercisability shall not occur without the Participant’s written consent.

ARTICLE 14: AMENDMENT, MODIFICATION, AND TERMINATION

14.1         Amendment, Modification, and Termination.  With the approval of the Board, at any time and from time to time, the Board may terminate, amend, or modify the Plan.  An amendment or modification of the Plan shall be subject to the approval of the stockholders of the Company only to the extent required by applicable laws, regulations and rules.

14.2         Awards Previously Granted.  No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

ARTICLE 15: GENERAL PROVISIONS

15.1         No Rights to Awards.  No Participant or employee shall have any claim to be granted any Award under the Plan, and neither the Company nor the Board is obligated to treat Participants and employees uniformly.

15.2         No Stockholders Rights.  No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

15.3         No Right to Employment.  Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the “at-will” nature of any Participant’s employment or other relationship with the Company or any Subsidiary, nor confer upon any Participant any right to continue in the employment or any other relationship of the Company or any Subsidiary, and the Company and each Subsidiary reserve the right to terminate any Participant’s employment or other relationship with the Company or any Subsidiary at any time and for any reason or no reason, with or without Cause.

15.4         Unfunded Status of Awards.  The Plan is intended to be an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

15.5         Relationship to Other Benefits.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

15.6         Expenses.  The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

15.7         Titles and Headings.  The titles and headings of the Articles and Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.8         Fractional Shares.  No fractional shares of stock shall be issued and the Board shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

15.9         Securities Law Compliance.  With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Section 16 or its successors under the Exchange Act.  To the extent any provision of the Plan or any Award Agreement or any action by the Board fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Board.

15.10       Government and Other Regulations.  The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required.  The Company shall be under no obligation to register under the Securities Act, any of the shares of Stock paid under the Plan.  If the shares of Stock paid under the Plan may in certain circumstances be exempt from registration under the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.  As a condition to the exercise of an Option or any other receipt of Stock pursuant to an Award under the Plan, the Company may require the Participant to represent and warrant at the time of any such exercise or receipt that such Stock is being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such Stock if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws.  At the option of the company, a stop-transfer order against any such Stock may be placed on the official stock books and records of the Company, and a legend indicating that such Stock may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration.  The Board may also require such other action or agreement by the Participant as may from time to time be necessary to comply with federal and state securities laws.

15.11       Governing Law.  The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Arizona without regard to its conflicts of laws provisions.

15.12       Nonexclusivity of the Plan.  Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or other rights otherwise than under the Plan.

ARTICLE 16: DEFINITIONS

16.1         Definitions.  The following words and phrases shall have the following meanings for purposes of this Plan:

(a)        “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit, Stock-Reference Award or any other right or interest relating to Stock, cash or property, granted to a Participant under the Plan.

(b)        “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(c)        “Board” means the Board of Directors of the Company or, if the context so requires, a Committee thereof appointed pursuant to Article 5.

(d)        Unless otherwise defined in the applicable Award Agreement, “Cause” means (i) an act of fraud, intentional dishonesty or theft adversely affecting the Company by a Participant, (ii) noncompliance by a Participant with the reasonable directives of the Board or its designees (except by reason of death or Disability), (iii) an allegation against a Participant of discrimination by such Participant based on race, sex, national origin, religion, handicap or age which is prohibited by applicable law if the Company has reason to believe any material portion of the allegations after an investigation conducted in accordance with any applicable Company policy, (iv) material violation by a Participant of previously published Company policies and procedures or the Plan or any applicable Award Agreement, or (v) a Participant’s conviction of a felony; provided, however, in the case of (ii) or (iv) above, the Participant shall be provided with thirty (30) days written notice of such event, and the Participant shall have ten (10) days to respond and/or propose a cure in writing.  If such noncompliance or material violations are not capable of cure, or if such noncompliance or material violations have not been cured within fifteen (15) days after the date of such written proposal by Participant, Cause shall be deemed to exist.

(e)        “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(f)         “Committee” means the committee of the Board described in Article 5.

(g)        “Disability” means the following:  A Participant shall be disabled if he or she is unable to perform the duties of his customary position of employment by reason of any medically determinable physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than 12 months.  The Board may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.

(h)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)         “Fair Market Value” means with respect to Stock or any other property, the fair market value of such Stock or other property determined by the Board in good faith using such methods or procedures as may be established from time to time by the Board.  Unless otherwise determined by the Board, the Fair Market Value of Stock as of any date shall be the mean between the bid and asked quotations for the Stock on that date as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or, if there are no bid or asked quotations on such date, the mean between the bid and asked quotations on the next preceding date for which quotations are available.  If the Stock is subsequently listed and traded upon a recognized securities exchange or shall be quoted on a recognized national market system, the Fair Market Value shall be the closing price on such date or, if no closing price is so reported for that date, the closing price on the next preceding date for which a closing price was reported.

(j)         “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(k)        “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(l)         “Option” means a right granted to a Participant under Article 6 of the Plan to purchase Stock at a specified price during specified time periods.  An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(m)       “Participant” means a person who, as an officer, employee, consultant, independent contractor, or adviser of the Company or any Subsidiary, has been granted an Award under the Plan.

(n)        “Performance Unit” means a right granted to a Participant under Article 8 to receive cash, Stock, or other Awards.

(o)        “Plan” means The Inventure Group, Inc. Amended and Restated 2005 Equity Incentive Plan, as amended from time to time.

(p)        “Restricted Stock Award” means Stock granted to a Participant or offered for sale to a Participant under Article 9.

(q)        “Retirement” means a Participant’s termination of employment with the Company after attaining any normal or early retirement age specified in any pension, profit sharing, or other retirement program sponsored by the Company, if any.

(r)         “Securities Act” means the Securities Act of 1933, as amended.

(s)        “Stock” means Common Stock ($.01 par value) of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 13.

(t)         “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 7 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 7.

(u)        “Stock-Reference Award” means a right, granted to a Participant under Article 10.

(v)        “Subsidiary” means any entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

(w)       “Ten Percent Owner” means any individual who, at the date of grant of an Incentive Stock Option, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or a Subsidiary.  For purposes of determining such percentage, the following rules shall apply:

(1)           The individual with respect to whom such percentage is being determined shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and

(2)           Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

(x)        “Termination Date” means the date on which the employment (or other service or relationship in the case of a Participant who is not an employee of the Company) of a Participant terminates for any reason or no reason.

THE INVENTURE GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eric J. Kufel and Steve Weinberger, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of Common Stock, par value $.01 per share, of The Inventure Group, Inc. (the “Company”) held of record by the undersigned on March 24, 2008, at an Annual Meeting of Shareholders of the Company to be held on May 19, 2008 or any adjournments or postponements thereof (the “Annual Meeting”), on the matters set forth on the reverse side of this Proxy, and, in their discretion, upon all matters incident to the conduct of the Annual Meeting and upon such other matters as may properly be brought before the Annual Meeting. This Proxy revokes all prior proxies given by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein.  If no direction is made, this Proxy will be voted FOR ALL NOMINEES in the Election of Directors and FOR THE AMENDMENT TO THE INVENTURE GROUP, INC.  2005 EQUITY INCENTIVE PLAN.

(Continued and to be signed on the reverse side)

01234

ANNUAL MEETING OF SHAREHOLDERS OF

THE INVENTURE GROUP, INC.

May 19, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

 Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” THE AMENDMENT TO THE INVENTURE GROUP, INC. 2005 EQUITY INCENTIVE PLAN

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:
NOMINEES:
☐	FOR ALL NOMINEES		Ashton D. Asensio Macon Bryce Edmonson
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		Mark S. Howells Eric J. Kufel

☐	FOR ALL EXCEPT (See instructions below)		Larry R. Pohill Itzhak Reichman

2. Proposal to approve an amendment to The Inventure Group, Inc. 2005 Equity Plan to increase the number of shares of Common Stock authorized for issuance by 500,000

☐	FOR
☐	AGAINST
☐	ABSTAIN

INSTRUCTION:		To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder		Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.